1
SpaceX Reports Third Quarter 2026 Results
•Delivered revenue of $14.6 billion, up 161% year-over-year, fueled by our Super Intelligence (SI) segment and accelerated growth in Connectivity
•Achieved income from operations of $2.8 billion, net income of $4.4 billion, and Adjusted EBITDA of $8.8 billion
•Successfully launched our first revenue-generating Starship mission, delivering 26 Starlink V3 satellites to our broadband constellation, representing approximately 10x the downlink capacity added by a Falcon 9 Starlink launch
•Continued to scale nameplate compute, reaching 1.7 GW as of September 30, 2026
•Added $6.7 billion of incremental SI solutions and infrastructure revenue year-over-year, driven by cloud services agreements, the acquisition of Cursor, and our growing SI models and software applications, including Grok Bot
•Delivered year-over-year revenue growth of 69% and income from operations growth of 99% for the Connectivity segment, supported by strong momentum in enterprise and government adoption, and continued Starlink consumer subscriber growth
SpaceX (Nasdaq: SPCX) announced the following financial results for the quarter ended September 30, 2026, as compared to the prior year quarter:
•Revenues of $14.6 billion, up 161% from $5.6 billion
•Net income of $4.4 billion, an improvement of $5.5 billion from net loss of $1.1 billion
•Adjusted EBITDA of $8.8 billion, up 306% from $2.2 billion
CFO Commentary:
We delivered another strong quarter in Q3. Revenue grew an impressive 161% year-over-year, fueled by continued
momentum in Connectivity and a clear inflection in our Super Intelligence business. The combination of our launch leadership, recurring Starlink revenue, and the significant expansion of our SI infrastructure continues to drive meaningful operating leverage.
We are building the infrastructure of the future with discipline — focused on capital efficiency, strong returns on invested capital, and maintaining a robust, investment-grade balance sheet — while moving with the velocity to capture the opportunity in front of us.
Note: Adjusted EBITDA is a non-GAAP financial measure. See Note 1 for additional information regarding Adjusted EBITDA. A reconciliation to the most comparable GAAP financial measure is provided under “Reconciliation of Net Income (Loss) to Adjusted EBITDA.”

BUSINESS HIGHLIGHTS
(as of September 30, 2026)

SPACE

Total Launches (YTD)	113
Mass to Orbit (YTD)	1,517 t

CONNECTIVITY

Starlink Consumer Subscribers	13.6M
Countries with Starlink Coverage	174
Total Satellites in Orbit	11.1K

SI

Nameplate Compute	1.7 GW

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Third Quarter Financial Highlights

$, in millions	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue
Space	$1,767	$962	$1,666	$3,348	$3,277
Connectivity	5,248	4,291	3,097	12,796	8,159
SI	7,560	2,561	813	10,939	2,278
Total	$14,575	$7,814	$5,576	$27,083	$13,714

Income (Loss) from Operations
Space	$(7)	$(542)	$259	$(1,211)	$(181)
Connectivity	2,367	1,656	1,190	5,211	3,147
SI	431	(1,257)	(1,722)	(3,295)	(4,182)
Total	$2,791	$(143)	$(273)	$705	$(1,216)

Segment Adjusted EBITDA
Space	$357	$(205)	$674	$(199)	$803
Connectivity	3,499	2,597	1,923	8,183	5,123
SI	4,953	1,146	(428)	5,490	(813)
Total	$8,809	$3,538	$2,169	$13,474	$5,113

Capex
Space	$1,606	$1,174	$1,113	$3,832	$2,818
Connectivity	1,543	1,367	1,007	4,242	2,951
SI	16,444	15,828	4,760	39,995	8,077
Total	$19,593	$18,369	$6,880	$48,069	$13,846
Note: Segment Adjusted EBITDA is a non-GAAP financial measure. A reconciliation to the most comparable GAAP financial measure is provided elsewhere in this release.

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Space Segment Operating and Financial Data

$, in millions (except where noted)	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Customer launches (#)	12	10	15	29	36
Internal launches (#)	23	28	29	84	92
Total launches (#)	35	38	44	113	128

Customer payloads (in metric tons)	119	87	111	251	274
Internal payloads (in metric tons)	358	397	415	1,266	1,353
Mass to orbit (in metric tons)	476	485	525	1,517	1,627

Launch services revenues	$1,130	$648	$1,000	$2,108	$2,056
Launch & development revenues	637	314	666	1,240	1,221
Space revenues	$1,767	$962	$1,666	$3,348	$3,277

Less:
Cost of revenue	$435	$329	$477	$1,045	$1,104
Research and development	1,225	1,076	849	3,231	2,069
Selling, general, and administrative	114	99	81	283	256
Impairment	—	—	—	—	29
Income (loss) from operations	$(7)	$(542)	$259	$(1,211)	$(181)

Segment Adjusted EBITDA reconciliation
Income (loss) from operations	$(7)	$(542)	$259	$(1,211)	$(181)
Depreciation & amortization	185	158	264	509	572
Share-based compensation	179	179	151	503	383
Impairment	—	—	—	—	29
Space Adjusted EBITDA	$357	$(205)	$674	$(199)	$803

Space Capex	$1,606	$1,174	$1,113	$3,832	$2,818
Space Business Highlights
•Space revenues were $1.8 billion, up 84% sequentially and 6% year-over-year. We completed 12 customer launches during the quarter, including NASA’s mission to launch the Nancy Grace Roman Space Telescope
•Completed Starship Flight 14, our first orbital Starship flight, delivering 26 Starlink V3 satellites to our broadband constellation, representing approximately 10x the downlink capacity added by a Falcon 9 Starlink launch
•Grew our customer launch pipeline, including signing three additional NASA ISS Crew missions, 18 National Security Space
Launch missions, three commercial Starfall missions, as well as a contract to deliver a payload to the lunar surface with
Starship
•Announced the planned development of Starbase, Louisiana, our next-generation spaceport designed to support thousands of
Starship flights a year, with the first launch targeted for 2029
•Total costs and expenses for the Space segment were up $367 million year-over-year as we continued to accelerate R&D investments in our Starship program

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Connectivity Segment Operating and Financial Data

$, in millions (except where noted)	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Starlink consumer subscribers (# in millions, as of period end)	13.6	12.0	7.2	13.6	7.2
Starlink consumer ARPU ($ per month)	$69	$66	$83	$67	$84

Consumer revenues	$3,121	$2,485	$1,986	$7,754	$5,198
Enterprise & government revenues	2,127	1,806	1,111	5,042	2,961
Connectivity revenues	$5,248	$4,291	$3,097	$12,796	$8,159

Less:
Cost of revenue	$2,368	$2,060	$1,657	$6,079	$4,271
Research and development	188	294	141	687	406
Selling, general, and administrative	325	281	109	819	335
Income from operations	$2,367	$1,656	$1,190	$5,211	$3,147

Segment Adjusted EBITDA reconciliation
Income from operations	$2,367	$1,656	$1,190	$5,211	$3,147
Depreciation & amortization	986	805	628	2,574	1,706
Share-based compensation	146	136	105	398	270
Connectivity Adjusted EBITDA	$3,499	$2,597	$1,923	$8,183	$5,123

Connectivity Capex	$1,543	$1,367	$1,007	$4,242	$2,951
Connectivity Business Highlights
•Connectivity revenues were $5.2 billion, up 22% sequentially and 69% year-over-year, driven by an increase in consumer revenues up 26% sequentially and 57% year-over-year, and enterprise & government revenues up 18% sequentially and 91%
year-over-year
•Drove income from operations for the Connectivity segment up 99% year-over-year to $2.4 billion, and improved
Connectivity Adjusted EBITDA by 82% year-over-year to $3.5 billion
•As of September 30, 2026, reached 13.6 million Starlink consumer subscribers, up 1.6 million sequentially driven by growth in developed markets, and have hundreds of thousands of additional enterprise subscribers. Starlink consumer monthly
ARPU improved 5% sequentially to $69
•Activated Starlink across existing and new aviation partnerships, reaching over 3,800 aircraft equipped with Starlink as of
September 30, 2026
•Total costs and expenses for the Connectivity segment were up $974 million year-over-year, driven primarily by our growing satellite constellation, Starlink Kit deliveries, and marketing initiatives to support revenue growth
•Subsequent to the third quarter, entered into an agreement to acquire FCC licenses related to 800 MHz spectrum to advance our Starlink Mobile strategy. The transaction is expected to close in the first half of 2027, subject to regulatory and other customary closing conditions

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SI Segment Operating and Financial Data

$, in millions (except where noted)	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Nameplate compute (in GW)	1.7	1.4	0.6	1.7	0.6

Advertising revenues	$538	$367	$454	$1,248	$1,323
SI solutions & infrastructure revenues	7,022	2,194	359	9,691	955
SI revenues	$7,560	$2,561	$813	$10,939	$2,278

Less:
Cost of revenue	$2,675	$1,106	$571	$4,237	$1,574
Research and development	3,183	2,178	1,301	7,740	3,331
Selling, general, and administrative	1,268	532	385	2,263	1,083
Restructuring charges (credits)	3	2	278	(6)	472
Income (loss) from operations	$431	$(1,257)	$(1,722)	$(3,295)	$(4,182)

Segment Adjusted EBITDA reconciliation
Income (loss) from operations	$431	$(1,257)	$(1,722)	$(3,295)	$(4,182)
Depreciation & amortization	2,473	1,885	922	5,851	2,506
Share-based compensation	821	516	94	1,715	391
Share-based compensation related to acquisitions	1,217	—	—	1,217	—
Acquisition-related costs	8	—	—	8	—
Restructuring charges (credits)	3	2	278	(6)	472
SI Adjusted EBITDA	$4,953	$1,146	$(428)	$5,490	$(813)

SI Capex	$16,444	$15,828	$4,760	$39,995	$8,077
SI Business Highlights
•SI revenues were $7.6 billion, up 195% sequentially and 830% year-over-year, primarily driven by the activation of new cloud services agreements, the acquisition of Cursor, and increased Grok adoption across enterprise customers and consumers
•SI income from operations was $431 million, inclusive of $1.2 billion in share-based compensation from the Cursor acquisition for the quarter, and SI Adjusted EBITDA was $5.0 billion
•Expanded nameplate compute to 1.7 GW as of September 30, 2026, up from 1.4 GW as of June 30, 2026 and 0.6 GW as of
September 30, 2025, as we continued the buildout of COLOSSUS II
•Signed additional cloud services agreements during the quarter, increasing our pipeline of critical SI infrastructure capacity for third-party customers
•Accelerated Grok model release deployment and introduced Grok Bot, our always-on agentic SI system
•Total costs and expenses for the SI segment were up $4.6 billion year-over-year, driven primarily by the continued buildout of our compute infrastructure

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Other Key Business Developments
Cursor Merger
SpaceX completed its acquisition of Cursor on August 14, 2026, based on an implied equity value of $60 billion, advancing the
Company’s strategy to vertically integrate compute infrastructure, SI models, and applications.
Under the terms of the agreement, certain outstanding common shares of Cursor were converted into SpaceX equity awards with time-
based vesting conditions to retain key talent. In addition, any outstanding, unvested equity awards held by Cursor employees prior to the acquisition were assumed and converted into equivalent SpaceX awards. The GAAP purchase consideration was $42.5 billion, and the value of equity awards issued in connection with the acquisition attributable to post-acquisition service is $23.4 billion, subject to future forfeitures.
From the closing date through September 30, 2026, Cursor contributed $608 million of revenue to the Company’s consolidated results of operations.
800 MHz Spectrum
On October 8, 2026, SpaceX entered into an agreement to acquire a nationwide low-band spectrum license portfolio of up to 14 megahertz of paired spectrum in the 800 MHz band. The transaction is expected to close in the first half of 2027, subject to regulatory and other customary closing conditions.
Contacts
Investors
investors@spacex.com
Conference Call and Livestream Information
SpaceX will discuss its financial and operational results, as well as its business outlook, in a live webcast beginning at 3:30 p.m. CT /
4:30 p.m. ET on October 20, 2026. The webcast will be livestreamed on X @SpaceX. A replay and a transcript of the webcast will also be available at ir.spacex.com.
Notes
Note 1. Non-GAAP Financial Measures
Management believes that certain financial measures that are not presented in accordance with GAAP provide management and investors with useful supplemental information that provides a meaningful view of our financial condition and results of operations across periods by removing the impact of items that management believes do not directly reflect our ongoing operating performance.
Adjusted EBITDA and Segment Adjusted EBITDA are supplemental measures that are not required by or presented in accordance with GAAP. In evaluating our performance as measured by Adjusted EBITDA and Segment Adjusted EBITDA, management recognizes and considers the limitations of these measures. Other companies in our industry may calculate Adjusted EBITDA and
Segment Adjusted EBITDA differently than we do or may not calculate them at all, limiting their usefulness as comparative measures.
Because of these limitations, Adjusted EBITDA and Segment Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), income (loss) from operations, or any other measure calculated in accordance with GAAP, and should be considered together with our GAAP financial measures and the reconciliations to the corresponding most directly comparable
GAAP financial measures set forth under “Reconciliation of Net Income (Loss) to Adjusted EBITDA” and elsewhere in this release.
Adjusted EBITDA is defined as net income (loss) excluding (i) depreciation and amortization, (ii) share-based compensation, (iii)
share-based compensation related to equity awards granted in connection with our acquisitions, (iv) acquisition-related costs which include direct transaction costs related to legal, regulatory, and other professional services fees, (v) restructuring charges, (vi)
impairments, (vii) interest expense, (viii) interest income, (ix) other income (expense), net and (x) provision for (benefit from) income taxes.
Segment Adjusted EBITDA is defined as segment income (loss) from operations excluding (i) depreciation and amortization, (ii)
share-based compensation, (iii) share-based compensation related to equity awards granted in connection with our acquisitions, (iv)

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acquisition-related costs which include direct transaction costs related to legal, regulatory, and other professional services fees, (v)
restructuring charges, and (vi) impairments.
Adjusted EBITDA and Segment Adjusted EBITDA are key performance measures that our management uses to assess our financial performance as well as for internal planning and forecasting purposes. We consider Adjusted EBITDA and Segment Adjusted
EBITDA to be meaningful performance measures for investors to evaluate our operating performance and to compare the financial results between periods.
Note 2. Other Definitions
Super Intelligence (SI) refers to the operating and reportable segment previously reported as Artificial Intelligence (AI).
Starlink Consumer Subscribers refers to the metric previously disclosed as Starlink Subscribers. We use this measure to assess the adoption of Starlink as we expand within and across geographies and business segments. Starlink consumer subscribers includes both personal (e.g., residential and roam) and business (e.g., local priority and global priority) subscription plans, but does not include managed enterprise and government customers with contracts in domains including aviation, maritime, land mobility, fixed sites, and government entities.
Total Satellites in Orbit includes both operational and de-orbit approved satellites. Our prior Satellites in Orbit definition reflected operational satellites only and would have excluded approximately 400 satellites from our Q3 2026 total. This definitional change has no impact on our financial results.

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Consolidated Financial Statements
Space Exploration Technologies Corp.
Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue ...............................................................................................................................	$14,575	$5,576	$27,083	$13,714
Costs and expenses
Cost of revenue ...............................................................................................................	5,478	2,705	11,361	6,949
Research and development .............................................................................................	4,596	2,291	11,658	5,806
Selling, general, and administrative ................................................................................	1,707	575	3,365	1,674
Restructuring charges (credits) .......................................................................................	3	278	(6)	472
Impairment ......................................................................................................................	—	—	—	29
Total costs and expenses ...........................................................................................	11,784	5,849	26,378	14,930
Income (loss) from operations ...........................................................................................	2,791	(273)	705	(1,216)
Interest expense (related party of $351 and $- for the three months ended September 30, 2026 and 2025, respectively, and $864 and $- for the nine months ended September 30, 2026 and 2025, respectively) .....................................................................................	(675)	(514)	(1,968)	(1,372)
Interest income ......................................................................................................................	873	155	1,426	370
Other income (expense), net (related party of $561 and $- for the three months ended September 30, 2026 and 2025, respectively, and $561 and $- for the nine months ended September 30, 2026 and 2025, respectively) ........................................................................	1,025	140	(937)	342
Income (loss) before income taxes .....................................................................................	4,014	(492)	(774)	(1,876)
Provision for (benefit from) income taxes ............................................................................	(390)	562	(361)	714
Net income (loss) .................................................................................................................	$4,404	$(1,054)	$(413)	$(2,590)
Net income (loss) attributable to shareholders - basic and diluted .................................	$4,404	$(1,054)	$(1,084)	$(2,590)

Net income (loss) per share of common stock attributable to common shareholders
Basic .....................................................................................................................................	$0.37	$(0.36)	$(0.15)	$(0.89)
Diluted ..................................................................................................................................	$0.35	$(0.36)	$(0.15)	$(0.89)
Weighted average shares used in computing net income (loss) per share of common stock
Basic .....................................................................................................................................	11,942	2,941	7,274	2,915
Diluted ..................................................................................................................................	12,475	2,941	7,274	2,915
Reconciliation of Net Income (Loss) to Adjusted EBITDA
(in millions)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income (loss)	$4,404	$(1,054)	$(413)	$(2,590)
Add (deduct):
Depreciation and amortization	3,644	1,814	8,934	4,784
Share-based compensation(1)	1,146	350	2,616	1,044
Share-based compensation related to acquisitions	1,217	—	1,217	—
Acquisition-related costs	8	—	8	—
Restructuring charges (credits)	3	278	(6)	472
Impairments	—	—	—	29
Interest expense	675	514	1,968	1,372
Interest income	(873)	(155)	(1,426)	(370)
Other (income) expense, net	(1,025)	(140)	937	(342)
Provision for (benefit from) income taxes	(390)	562	(361)	714
Adjusted EBITDA	$8,809	$2,169	$13,474	$5,113
__________________
(1)Share-based compensation expense excludes share-based compensation related to equity awards granted in connection with acquisitions, which is separately presented

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Space Exploration Technologies Corp.
Consolidated Balance Sheets
(in millions, except per share data)
(unaudited)

	September 30, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents ..................................................................................................................................................	$51,294	$24,747
Marketable securities ..........................................................................................................................................................	38,561	—
Accounts receivable, net of allowance for credit losses of $67 and $39 at September 30, 2026 and December 31, 2025, respectively .........................................................................................................................................................	4,772	1,579
Inventory .............................................................................................................................................................................	2,891	2,416
Prepaid expenses and other current assets ..........................................................................................................................	3,457	2,210
Total current assets ....................................................................................................................................................	100,975	30,952
Property, plant, and equipment, net ..........................................................................................................................................	89,483	42,602
Finance lease right-of-use assets ..............................................................................................................................................	1,040	1,260
Intangible assets, net .................................................................................................................................................................	6,354	1,548
Digital assets .............................................................................................................................................................................	1,573	1,637
Goodwill ...................................................................................................................................................................................	48,423	11,809
Deferred tax assets ....................................................................................................................................................................	388	141
Other assets (related party of $570 and $10 at September 30, 2026 and December 31, 2025, respectively) ..........................	5,809	2,130
Total assets .................................................................................................................................................................	$254,045	$92,079
Liabilities, Redeemable Convertible Preferred Stock, and Shareholders’ Equity
Current liabilities
Accounts payable ......................................................................................................................................................................	13,259	11,792
Deferred revenue, current ........................................................................................................................................................	10,784	6,111
Debt and finance leases, current (related party of $2,181 and $455 at September 30, 2026 and December 31, 2025, respectively) .........................................................................................................................................................................	2,698	928
Accrued expenses and other current liabilities .........................................................................................................................	5,997	2,569
Total current liabilities ...........................................................................................................................................................	32,738	21,400
Long-term liabilities
Deferred revenue, net of current ..............................................................................................................................................	6,736	6,005
Debt and finance leases, net of current (related party of $10,716 and $4,052 at September 30, 2026 and December 31, 2025, respectively) ...............................................................................................................................................................	36,146	21,968
Other liabilities .........................................................................................................................................................................	1,657	1,381
Total liabilities .......................................................................................................................................................................	77,277	50,754
Commitments and contingencies (Note 16)
Redeemable convertible preferred stock
Redeemable convertible preferred stock, par value $0.001; - and 2,351 shares issued; - and 2,046 shares outstanding as of September 30, 2026 and December 31, 2025, respectively .................................................................................................	—	38,752
Shareholders’ equity
Preferred stock, par value $0.001; no shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively ...............................................................................................................................................................................	—	—
Class A common stock, par value $0.001; 8,240 and 2,036 shares issued; 8,240 and 1,952 shares outstanding as of September 30, 2026 and December 31, 2025, respectively .................................................................................................	8	3
Class B common stock, par value $0.001; 5,339 and 644 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively .........................................................................................................................................	5	1
Class C common stock, par value $0.001; - and 482 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively .........................................................................................................................................	—	0
Additional paid-in capital .........................................................................................................................................................	212,539	37,706
Accumulated deficit ..................................................................................................................................................................	(37,448)	(37,035)
Accumulated other comprehensive income ..............................................................................................................................	1,664	1,898
Total shareholders’ equity ....................................................................................................................................................	176,768	2,573
Total liabilities, redeemable convertible preferred stock, and shareholders’ equity ......................................................	$254,045	$92,079

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Space Exploration Technologies Corp.
Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities
Net loss .......................................................................................................................................................................................	$(413)	$(2,590)
Adjustments to reconcile net loss to net cash provided by operating activities: ................................................................
Depreciation and amortization .............................................................................................................................................	8,934	4,784
Share-based compensation ...................................................................................................................................................	3,833	1,044
Deferred income taxes .........................................................................................................................................................	(455)	623
Unrealized (gain) loss on digital assets ................................................................................................................................	64	(389)
Unrealized gain on investments in unconsolidated affiliates, net ........................................................................................	(532)	—
Loss on debt extinguishment ................................................................................................................................................	1,545	—
Other .....................................................................................................................................................................................	(254)	193
Changes in operating assets and liabilities
Accounts receivable .......................................................................................................................................................	(2,882)	(934)
Inventory ........................................................................................................................................................................	(1,381)	(378)
Prepaid expenses and other assets ..................................................................................................................................	(1,305)	(427)
Accounts payable ...........................................................................................................................................................	(970)	668
Deferred revenue ............................................................................................................................................................	4,922	404
Other liabilities, net ........................................................................................................................................................	1,991	1,122
Net cash provided by operating activities ................................................................................................................	$13,097	$4,120
Cash flows from investing activities
Purchases of property, plant, and equipment (related party of $480 and $285 for September 30, 2026 and 2025, respectively) ...............................................................................................................................................................................	(48,069)	(13,846)
Capitalized interest ......................................................................................................................................................................	(20)	(96)
Proceeds from product rebates ...................................................................................................................................................	1,372	—
Purchases of marketable securities ............................................................................................................................................	(46,834)	(601)
Maturities of marketable securities ............................................................................................................................................	9,158	548
Proceeds from sales of marketable securities ............................................................................................................................	77	1,173
Payments for intangible assets ...................................................................................................................................................	(866)	—
Cash received from acquisition of businesses ............................................................................................................................	514	—
Other investing activities, net .....................................................................................................................................................	57	(175)
Net cash used in investing activities ....................................................................................................................................	$(84,611)	$(12,997)
Cash flows from financing activities
Principal repayments on finance leases .....................................................................................................................................	(270)	(213)
Proceeds from debt and other financing obligations ..................................................................................................................	51,834	10,947
Payment of debt issuance costs ..................................................................................................................................................	(124)	(66)
Repayments on debt and other financing obligations ................................................................................................................	(39,845)	(6,014)
Payment of debt extinguishment premium ................................................................................................................................	(1,153)	—
Proceeds from issuance of capital stock, net of issuance costs ..................................................................................................	8,319	5,299
Proceeds from employee equity award plans .............................................................................................................................	368	206
Payments for repurchase of common and redeemable convertible preferred stock ...................................................................	(4,426)	(525)
Taxes paid related to net share settlement of equity awards ......................................................................................................	(559)	(194)
Proceeds from IPO, net of underwriting commissions and offering costs .................................................................................	85,675	—
Net cash provided by financing activities ............................................................................................................................	$99,819	$9,440
Effect of exchange rate changes on cash and cash equivalents .................................................................................................	(43)	69
Net change in cash and cash equivalents and restricted cash ....................................................................................................	28,262	632
Cash and cash equivalents and restricted cash, beginning of the period ...................................................................................	25,124	11,501
Cash and cash equivalents and restricted cash, end of the period ..............................................................................................	$53,386	$12,133

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About SpaceX
Founded in 2002, SpaceX is the only company building the integrated hardware and software infrastructure of the future across space, connectivity, and Super Intelligence. At our core, we are builders. We design, manufacture, launch, and operate products and services built on cutting-edge technologies, including the world’s most advanced rockets and spacecraft.
Forward-Looking Statements
This release contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements concerning the development and deployment of Starship, the size and growth of our various existing and future markets, demand for our products and services, our target launch cadence and expansion of our manufacturing and operational capacity, our ability to execute our growth strategy and scale our operations efficiently, our ability to solve novel issues and navigate and monetize technologies and environments that have never been accessed or economized before, our ability to design, develop and successfully commercialize new and innovative technologies, products, and services, our ability to scale and monetize our SI products, services, and compute infrastructure, including our ability to expand nameplate compute, complete data center buildouts, obtain sufficient power, GPUs, other critical components and related infrastructure, and manage the associated costs, timing, and operational risks associated therewith, the amount, nature, and timing of our capital expenditures, our future debt levels, credit ratings and ability to obtain financing on acceptable terms, forecasts and projections of our future financial performance, including future revenue and the amount and timing of our annualized revenue run-rate, our ability to manage our supply chain to support our operations and growth, our ability to identify, realize benefits and manage risks of acquisitions and strategic partnerships, including the Cursor Merger, our evaluation or pursuit of strategic investments, partnerships, acquisitions, and other transactions, our plans for Starlink Mobile, including our ability to obtain and maintain required regulatory approvals, licenses and spectrum authorizations, the competitive landscape in the industries in which we operate, the implementation, interpretation, and impact of applicable current or future regulations, our ability to realize benefits and manage risks of being a public company, volatility in the capital markets and the trading price of our Class A common stock, and general economic conditions. The words “anticipates,”
“believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “predicts” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words, or similar expressions that are predictions of or indicate future events or trends that do not relate to historical matters. These forward-
looking statements are inherently difficult to predict and involve risks, contingencies, and uncertainties and other important factors that could cause our actual results and outcomes to differ materially from those described or implied for a variety of reasons, including, without limitation, significant business, economic, competitive, regulatory, technological, environmental, political, and other risks, contingencies and uncertainties, as well as those described in the “Risk Factors” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” sections of our SEC filings, including, but not limited to, quarterly reports on Form 10-Q and the final prospectus filed with the SEC pursuant to Rule 424(b)(4) under the Securities Act. Forward-looking statements are based on assumptions with respect to management’s future and current expectations are not guarantees and speak only as of the date of this release. We undertake no obligation to update these statements unless required by law, and we caution you not to place undue reliance on them.
Disclosure Information
SpaceX announces material information, including with respect to its quarterly and annual financial results and other material developments, to the public primarily through its investor relations page (ir.spacex.com) and its X account (@SpaceX). As such,
SpaceX encourages members of the investment community, the media, and others to follow the channels listed above and to review the information disclosed through such channels. SpaceX will also disclose the relevant information in its SEC filings as required under the applicable SEC rules.